Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Mid Cap Value Fund • Heartland Value
Plus Fund • Heartland Value Fund • Heartland International Value Fund

Supplement Dated May 31, 2016 to

Prospectus Dated May 1, 2016

The Prior Performance for Similar Accounts provided on page 28 of the Statutory Prospectus is amended and restated with the following:

Prior Performance for Similar Accounts.

The following tables contain certain performance information for accounts managed by Heartland Advisors with objectives, policies and strategies substantially similar to the Mid Cap Value Fund, known as the Heartland Mid Cap Value Composite (the “Composite”). This Composite was created in 1993 and consists of fully discretionary equity portfolios primarily invested in mid-capitalization companies, as defined by those in the market capitalization range of the Russell MidCap® Index. The Composite seeks long-term capital appreciation and modest current income. The minimum account size for this composite is $500,000.

As of March 31, 2016 the Composite consisted of 7 accounts.

The performance information is limited and may not reflect performance in all economic cycles. The accounts in the Composite were not subject to certain investment limitations, diversification requirements, and tax and other restrictions imposed on registered investment companies such as the Mid Cap Value Fund, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the Composite.

Composite performance reflects the deduction of all fees and expenses charged by Heartland Advisors and any transaction costs. The Composite’s performance would have been lower than that shown if the accounts included in the Composite had been subject to the fees and expenses of the Mid Cap Value Fund’s Investor Class shares. The U.S. Dollar is the currency used to express performance. The investment management fee schedule for the Composite is as follows: 1.00% per annum on the first $5,000,000 and 0.85% per annum on the next $10,000,000. Fees on accounts over $15,000,000 are negotiable. Actual investment advisory fees may vary. Further information on the fees can be found in Part 2A of Heartland Advisors’ Form ADV.

The Composite’s results are time-weighted rates of return, calculated monthly.  Net returns presented are net of advisory fees and transaction costs (if any).  This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

This performance information is not the historical performance of the Mid Cap Value Fund. Past performance is no guarantee of future results, and the past performance of the Composite is not indicative of the future performance of the Mid Cap Value Fund. The tables compare the Composite’s returns to that of a broad-based securities market index that is unmanaged. It is not possible to invest directly in an index.

Mid Cap Value Composite – Average Annual Total Returns for the Periods Ended MARCH 31, 2016

	1 Year	3 Years	5 Years	10 Years
Composite Net	-7.36%	9.22%	7.01%	8.74%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-3.39	9.88	10.52	7.23

Mid Cap Value Composite – Calendar Year Total Returns

	Composite Net	Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)
2016(1)	2.10%	3.92%
2015	-6.64	-4.78
2014	10.78	14.75
2013	39.46	33.46
2012	10.49	18.51
2011	-7.72	-1.38
2010	25.29	24.75
2009	35.14	34.21
2008	-22.19	-38.44
2007	5.13	-1.42
2006	24.10	20.22

(1) For the period from January 1, 2016 – March 31, 2016.

Heartland Advisors, Inc. (“the Firm”) claims compliance with the Global Investment Performance Standards (GIPS©). The Firm is a wholly owned subsidiary of Heartland Holdings, Inc. and is registered with the Securities and Exchange Commission.  For a complete list and description of Heartland Advisors’ composites, additional information regarding policies for valuing portfolios and calculating performance, and/or a complete presentation that adheres to the GIPS© standards, contact Institutional Sales at Heartland Advisors, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202 or call 888-505-5180.